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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 29, 1997
                                                        -----------------

                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                            0-22664                    75-2504748
(State or other                      (Commission              (I.R.S. Employer
jurisdiction of                      File Number)            Identification No.)
incorporation)


P.O. Box 1416, 4510 Lamesa Highway, Snyder, Texas                  79549
 (Address of principal executive offices)                         (Zip Code)

                                 (915) 573-1104
              (Registrant's telephone number, including area code)

                                    No Change
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

        On December 29, 1997, the Registrant issued the following press release:

       Patterson Energy, Inc. Announces Agreement in Principle to Acquire
                       Robertson Onshore Drilling Company

SNYDER, Texas-(BUSINESS WIRE)-December 29, 1997-PATTERSON ENERGY, INC. (NASDAQ:PTEN) today announced that the Company and Robertson Onshore Drilling Company ("Robertson"), a privately owned Dallas, Texas based company, have entered into an agreement in principle relating to the acquisition by Patterson of the outstanding common stock of Robertson.

Under the terms of the agreement in principle, Patterson has agreed to purchase the outstanding common stock of Robertson in consideration for $40 million, payable, at the election of Patterson, either $40 million in cash, or $30 million in cash and the remaining $10 million in shares of Patterson common stock. Consummation of the acquisition is subject to, among other matters, execution of a mutually agreeable definitive agreement.

Robertson owns 15 fully operable drilling rigs, 10 of which are located in East Texas and five located in Mississippi, and a yard located in Liberty City, Texas. Robertson's drilling rigs have drilling depth capacities of 6,000 to 16,000 feet. After this acquisition, Patterson's fleet will total 114 land drilling rigs (107 which are being marketed), which would make the Company the third largest provider of onshore contract drilling services in the United States based on fleet size.

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land drilling services to major independent oil and gas companies and, to a lesser extent, is engaged in the development, exploration, acquisition and production of oil and natural gas. Patterson now has 99 land-based drilling rigs (92 of which are currently operable) and focuses its operations primarily in Texas and southeast New Mexico.

For further information, contact:

Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
James C. Brown, Vice President-Finance and Chief Financial Officer
915-573-1104

Shimmerlik Corporate Communications, Inc.
Warren M. Shimmerlik
212-247-5200

            4510 Lamesa Highway - Snyder, Texas 79549 - 915-573-1104


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PATTERSON ENERGY, INC.




Date:   January 6, 1998                         By: /s/ James C. Brown
                                                    ----------------------------
                                                    James C. Brown
                                                    Vice President-Finance